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                                                                EXHIBIT 10.08(v)


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.







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PROJECT TITLE:  Quick Hit Team


              SCHEDULE NUMBER "23-09-97"/(AGREEMENT NO. 9700050785)

                                 QUICK HIT TEAM


This Schedule Number "23-09-97", effective November 21, 1997 issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") is made a part thereto.

This Schedule contains the following sections:

         1.       Project Description

         2.       Schedule, Statement of Work and Deliverables

         3.       Projected Cost

This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section 1.3 below. In the event that such section 1.3 conflicts with the provisions of the Agreement, the terms of section 1.3 shall control for purposes of this Schedule only.

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       PROJECT DESCRIPTION

1.1      INTRODUCTION

This Schedule covers the services and deliverables to be provided by Carnegie Group, Inc. for U S WEST Information Technologies Service Delivery in support of the QUICK HIT TEAM. The work to be provided by CGI represents a new effort between the parties.

1.2      OVERVIEW

U S WEST Information Technologies (IT) Service Delivery has created a team to provide short timeframe turnaround on solutions delivery to their respective clients (the "Quick Hit Team"). The U S WEST Immediate Solution Discovery Team recommends solutions for the clients. The solutions recommended are small from a time and resources perspective, but the end results are of value to the success of the channels. The Quick Hit Team, which includes three (3) Carnegie Group resources, will provide hourly consulting services to U S WEST Information Technologies and will be working within the complete development process of individual quick hit projects. It is intended that this will include solutions review to coding and testing. A result of this approach will


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Schedule Number 230997               Carnegie Group, Inc. and U S West                            12/30/97
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PROJECT TITLE:  Quick Hit Team


be jointly developed documents and solutions under the leadership and management of U S WEST IT.


1.3      EXCEPTIONS/DEFINITIONS TO THE AGREEMENT

The following definitions apply to this Schedule:

1.       Review of the Schedule

         a) The parties agree that the U S WEST team leader, the U S WEST project manager and the CGI resource will meet within the first week after the effective date of this Schedule to review the details of this Schedule.

         b) The Review will occur more than once should a new U S WEST team leader, U S WEST project manager or CGI resource be assigned by U S WEST or CGI respectfully to the QUICK HIT TEAM effort after the initial Review, unless as otherwise mutually agreed by the parties.

         c) Special Rampdown provisions: Carnegie Group is aware that U S WEST intends to replace CGI resources with U S WEST resources when such person(s) can be identified and made available to this project. Notwithstanding subsection 21.2 of the Agreement, Customer shall be responsible for continued funding of the current CGI project resources at the time of termination for a period of two (2) weeks or at the expiration of this Schedule whichever comes first.

1.4      ROLES AND RESPONSIBILITIES

The Roles and Responsibilities of the QUICK HIT TEAM are separated and defined in this document by individual company and collectively between U S WEST and Carnegie Group. The project team has been assembled such that CGI is playing a role on the team. Each team member within this collective group may be asked to perform any one of the responsibilities listed below. Therefore, the listing of Roles and Responsibilities has been duplicated and listed separately and jointly between U S WEST and Carnegie Group.

1.4.1    CGI ROLES AND RESPONSIBILITIES

The following activities are to be performed by CGI:

1.       Research

2.       Design

3.       Coding

4.       Testing

5.       Documentation

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PROJECT TITLE:  Quick Hit Team


The following task(s) (including details involved in the activities provided above) are to be performed by CGI under IT direction:

o Investigate discovery team recommended solutions to determine actual problem(s) to be solved.
o        Work with clients to uncover and document functional requirements.
o Convey requirements to developers and answer/investigate questions as they arise.
o        Develop solutions from coding through testing.
o Review final solutions prior to delivery to client to insure requirements match.
o        Help deliver solutions to client and perform client acceptance testing.
o Help review test results with functional analysts and (sometimes) client.
o        Create all required application documentation.
o        Deploy applications in production.
o        Hand-off solutions/applications to maintenance teams.


1.4.2    U S WEST ROLES AND RESPONSIBILITIES


The following activities are to be provided by U S WEST:

1.       Research

2.       Design

3.       Coding

4.       Testing

5.       Documentation

6.       Project Management

7.       User acceptance

1.4.3    JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES

CGI and U S WEST are jointly responsible for the following activities:

1.       Research

2.       Design

3.       Coding

4.       Testing

5.       Documentation


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PROJECT TITLE:  Quick Hit Team


1.5      SCOPE

This is a U S WEST IT lead effort supported by a single CGI resources. for an individual solutions delivery project for a given client. [


                                                     ]. There may be innumerable
quick hit projects identified, Therefore each of the three (3) CGI resources may work on more than one quick hit project at any time. Such resources will contribute to the overall Quick Hit Team effort through February 23, 1998.

1.6      DELIVERABLES

Actual deliverables will be determined during the early phases of the project. For the purpose of this Schedule No. 23-09-97, such deliverables will be the sole and exclusive property of U S WEST.


1.7      SUMMARY

This Schedule covers efforts to be performed from November 24, 1997 through February 23, 1998.


2.       SCHEDULE, STATEMENT OF WORK AND DELIVERABLES

2.1      TASKS, SCHEDULE, AND DELIVERABLES
The following table summarizes the tasks, schedule and deliverables included in this Schedule.


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TASKS                  RESPONSIBILITY         START DATE             END DATE               DELIVERABLES

---------------------- ---------------------- ---------------------- ---------------------- ----------------------
Research               U S WEST and           11/24/97               2/23/98                To be
                       CGI                                                                  determined
Design                                                                                      during the early
                                                                                            phases of the
Coding                                                                                      project. Both
                                                                                            US WEST and
Testing                                                                                     CGI resources
                                                                                            will produce the
Documentation                                                                               requisite documents
                                                                                            as determined
                                                                                            in the early
                                                                                            phases of the
                                                                                            project.

------------------------------------------------------------------------------------------------------------------
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2.2      ASSUMPTIONS



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PROJECT TITLE:  Quick Hit Team


The above tasks, schedules and deliverables were developed based on the following assumptions.

         1. The schedule is based on a project start date of November 24, 1997. Delays in this start date may impact the delivery date of one or more Deliverables.

         2. The work estimates are based on fixed dates provided by U S WEST. CGI will continuously monitor the overall effort's status and notify U S WEST of any issues or risk situations which may impact one or more delivery dates.

         3.       CGI has timely access to U S WEST personnel (i.e. SMEs).

         4. U S WEST to provide a sponsor and project manager to act as the liaison between the U S WEST project team and the CGI resource.

         5. Weekly status reports and meetings to be held between the U S WEST project manager and the CGI project manager to measure progress against the workplan as mutually agreed upon by U S WEST and CGI. Any known issues and risks are also discussed and raised to the next level if not resolved.

         6. U S WEST to provide facilities, computer equipment, software, etc., as requested by CGI.

         7. Any delays in dependent tasks (i.e. U S WEST tasks) may impact the delivery date of one or more Deliverables. (Such dependent tasks may likely be determined and documented during the early phases of the project and jointly agreed upon between U S WEST and CGI.)

         8. Change requests to be submitted using the CGI change process for analysis to provide estimates, costs, and impact on current deliverables. Signed approval in compliance with RPP 1001 is required before implementation of any change requests.

2.3      DELIVERABLES

Deliverables will be determined during the early phases of the project and will be completed jointly between U S WEST and CGI. [


                                      ].

A copy of the deliverables will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within five (5) business days after delivery, then the Deliverables shall be deemed accepted.




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PROJECT TITLE:  Quick Hit Team


3.       PROJECTED COST

The total cost of the work net of discounts shall not exceed [        ] based on
estimated time and material expenses. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Schedule does not represent a follow-on effort or a change order effort.

Estimated costs with applicable discounts for the project are provided below:


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                 ITEMIZATION OF COSTS                                           AMOUNT

------------------------------------------------------  ------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND  MATERIALS)                              [        ]

LESS [    ] MINIMUM DISCOUNT AND ANY PROJECT
VOLUME DISCOUNT                                                               [        ]


------------------------------------------------------  ------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                    [        ]

------------------------------------------------------  ------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES                                                     None

------------------------------------------------------  ------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH EXPENSES                                  None

------------------------------------------------------  ------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                                [        ]

--------------------------------------------------------------------------------------------------------------

Estimated hours are as follows:

--------------------------------------------------------------------------------------------------------------

                       CATEGORY                                            ESTIMATED HOURS

------------------------------------------------------  ------------------------------------------------------
Manager(s)

Business Consultant(s)

Engineer(s)                                                                   [        ]

Technical Writer(s)

--------------------------------------------------------------------------------------------------------------
TOTAL HOURS                                                                   [        ]

------------------------------------------------------  ------------------------------------------------------

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PROJECT TITLE:  Quick Hit Team






IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.


CARNEGIE GROUP, INC.                           U S WEST INFORMATION TECHNOLOGIES

BY: /s/ DENNIS YABLONSKY                       BY: /s/ BARBARA IRWIN
   -----------------------                        ------------------------------
NAME:   Dennis Yablonsky                         NAME: Barbara Irwin
     ---------------------                            --------------------------
         (printed)                                           (printed)
TITLE:  President/CEO                           TITLE: Sr. Director
      --------------------                            --------------------------
DATE:   1/28/98                                  DATE: 01/21/98
     ---------------------                            --------------------------


                                               U S WEST BRI

                                               BY: /s/ SHERYL SWAYZE
                                                  ------------------------------
                                               NAME:   Sheryl Swayze
                                                    ----------------------------
                                                             (printed)
                                               TITLE:  Commodity Manager
                                                     ---------------------------
                                               DATE:   1/20/98
                                                    ----------------------------

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